UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 14, 2005

                     CONSPIRACY ENTERTAINMENT HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

             UTAH                    000-32427            87-0386790
 (State or Other Jurisdiction       (Commission          (IRS Employer
       of Incorporation)           File Number)       Identification No.)


               612 SANTA MONICA BOULEVARD, SANTA MONICA, CA 90401
              (Address of principal executive offices) (zip code)

                                 (310) 260-6150
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective April 14, 2005, Randy Broweleit resigned from his position as a Director of Conspiracy Entertainment Holdings, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONSPIRACY ENTERTAINMENT HOLDINGS, INC.


Dated: February 14, 2005           By:  /s/ Keith Tanaka
                                       ----------------------------------------
                                   Name:    Keith Tanaka
                                   Title:   Chief Financial Officer